                   TECHNOLOGY LICENSING AND TRANSFER AGREEMENT

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

      This Technology Licensing and Transfer Agreement ("Agreement") is entered into this 11th day of March, 1997 (the "Effective Date") by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation with a principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter "National") and FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation with a principal place of business at 333 Western Avenue, South Portland, Maine, 04106 (hereinafter "Fairchild"). Either National or Fairchild may be referred to herein as a "Party" or together as the "Parties," as the case may require.

                                    RECITALS

      WHEREAS, the Parties have entered into an Asset Purchase Agreement, of even date herewith (hereinafter "Purchase Agreement"), under which Fairchild is acquiring certain of the assets of National's Logic, Memory and Discrete Power and Signal Business Units as historically conducted and accounted for (including Flash Memory, but excluding Public Networks, Programmable Products and Mil Logic Products)(hereinafter the "Business"); and

      WHEREAS, pursuant to the transactions contemplated in the Purchase Agreement, Fairchild is acquiring National's manufacturing facilities in South Portland, Maine (excluding the 8-inch fab and related facilities); West Jordan, Utah; Penang, Malaysia; and Cebu, Philippines (the "Facilities"); and

      WHEREAS, after the Closing Date, Fairchild will own and operate the Facilities; and

      WHEREAS, National is the owner or licensee of certain intellectual property that will be utilized by Fairchild in the operation of the Business; and

      WHEREAS, in order to support the continued and uninterrupted operation of the Business following the Closing, the Parties desire to enter into this Agreement, pursuant to which National will assign, license or sublicense (as the case may be) to Fairchild certain intellectual property; and

      WHEREAS, the Parties are executing on the date hereof the Purchase Agreement, the Fairchild Foundry Services Agreement, the Mil/Aero Wafer and Services Agreement, the Fairchild Assembly Services Agreement, the Transition Services Agreement, the National Foundry Services Agreement, the National Assembly Services Agreement and certain other agreements related thereto;

      NOW, THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound hereby, do agree as follows:

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1.0   DEFINITIONS

      Unless otherwise provided herein, the terms listed below shall have the following meaning:

      1.1 "ABIC Process": Any of the wafer processes utilizing bipolar transistors having self-aligned poly silicon emitters in combination with the formation of a reacted layer of metal-silicide over the base and emitter in further combination with CMOS processes, as described in Exhibit 1.1.

      1.2 "Affiliate": Any Person controlling, controlled by, or under common control with a Party, whether directly or indirectly.

      1.3 "Assigned Patents": Patents or patent applications owned or controlled by National which cover a Business Product, as set forth in Exhibit 1.3.

      1.4 "Assigned Technology": Any and all National Intellectual Property assigned to Fairchild under this Agreement.

      1.5 "Assigned Trademarks": (i) U.S. trademarks owned or controlled by National which are set forth in Exhibit 1.5, (ii) trademarks, for any jurisdiction, owned or controlled by National that correspond to a trademark set forth in Exhibit 1.5 and (iii) any trademark rights, other than rights in the name Fairchild Research Center, that National has in the use of "Fairchild" or "Fairchild Semiconductor".

      1.6 "Best Efforts": Best Efforts require that the obligated party make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require any significant expenditure of funds or the incurrence of any significant liability on the part of the obligated party, nor the incurrence of any expense or liability which is unreasonable in light of the related objective, nor does it require that the obligated party act in a manner which would otherwise be contrary to prudent business judgment or normal commercial practices in order to accomplish the objective. The fact that the objective is not actually accomplished is no indication that the obligated party did not in fact utilize its Best Efforts in attempting to accomplish the objective.

      1.7   "Business Product": A Logic Product, Memory Product or Discrete
            Product.

      1.8 "Business Product-Specific Software": Software or electronic data specifically associated with a Business Product, including without limitation, simulation software for a Business Product, design software for a Business Product, test software for a Business Product, characterization software for a Business Product and CAD files for a Business Product. Business Product-Specific Software does not include software of general application, but does include data files that apply specifically to a Business Product.

      1.9 "Closing": the consummation of the transactions contemplated by the Purchase Agreement.


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      1.10  "Closing Date": The date on which the Closing occurs.

      1.11 "Confidential Information": (i) all proprietary information of National which is not publicly known and is in the possession of, or disclosed by National to, Fairchild or a representative of Fairchild and relating to National's business, including but not limited to National's Intellectual Property and proprietary business information and (ii) all proprietary information of Fairchild which is not publicly known and is in the possession of, or disclosed by Fairchild to, National or a representative of National and relating to Fairchild's business, including but not limited to Fairchild's Intellectual Property and proprietary business information.

      1.12 "Co-owned Copyrights": The National Copyrights for the materials which are directed to or related to Business Products.

      1.13 "Co-owned Maskworks": Maskworks owned or controlled by National employed in the manufacture of a Business Product. Exhibit 1.13 sets forth the registered maskworks employed in the manufacture of Business Products.

      1.14  "Derivative Product": Any product that:

            (i) was derived from or based upon a Business Product or fulfills substantially the same function as a Business Product (as determined from said product's datasheet);

            (ii) was designed exclusively by one or more Permitted Designer(s); and

            (iii) involves or embodies Licensed Technology or Assigned
                  Technology in its structure, design or manufacture.

      1.15 "Discrete Product": Any product (i) manufactured, marketed, under design or development or sold by the National Discrete Power Business Unit, as defined in the Level 95 Report on National Semiconductor Part Numbers, or the National Discrete Signal Business Unit, as defined in the Level 95 Report on National Semiconductor Part Numbers, as of the Closing Date or (ii) those products listed on Exhibit 1.15 which were historically manufactured by the National Discrete Power Business Unit or the National Discrete Signal Business Unit.

      1.16  "Fairchild": Fairchild Semiconductor Corporation and its
            Subsidiaries.

      1.17 "Intellectual Property": (i) discoveries, inventions, designs, processes, methods, instruments, systems, test formulas, computer programs, data, data assemblies and other trade secrets; (ii) patents and patent applications; (iii) mask works; (iv) copyrights; and (v) trademarks.

      1.18 "Knowledge": the actual knowledge of the individuals whose names are set forth on Exhibit 1.18, after reasonable investigation.


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      1.19  "Licensed Patent": A patent or patent application owned or controlled by National, or for which National has a right to sublicense, the claims of which cover manufacture, packaging, use, sale, offering for sale, importation, design or development of a Business Product or Derivative Product or the conduct or use of any Licensed Process. The Licensed Patents are set forth in Exhibit 1.19.

      1.20 "Licensed Process": A process (i) utilized, as of the Closing Date, in any one of the Facilities, other than the ABIC Process, or (ii) historically utilized in any one of the Facilities and which is set forth in Exhibit 1.20.

      1.21  "Licensed Technology": Any Licensed Patent or Licensed Trade Secret.

      1.22 "Licensed Trade Secret": Any non-publicly known discovery, invention, process, design, method, process flow information, instrument, system, test formula or other trade secret used in the manufacture of a Business Product or Derivative Product or used in any Licensed Process.

      1.23 "Logic Product": Any product (i) manufactured, marketed, under design or development or sold by the National Logic Business Unit, as defined in the Level 95 Report on National Semiconductor Part Numbers (excluding (a) Public Network Products and Programmable Products, each as defined in the Level 95 Report on National Semiconductor Part Numbers, and (b) Mil Logic Products, as defined in Exhibit B to the Mil/Aero Wafer and Services Agreement of even date herewith between the parties hereto), as of the Closing Date or
            (ii) those products listed on Exhibit 1.23 which were historically manufactured by the National Logic Business Unit.

      1.24 "Memory Product": Any product (i) manufactured, marketed, under design or development or sold by the National Memory Business Unit, as defined in the Level 95 Report on National Semiconductor Part Numbers (including, but not limited to, Flash Memory Products, as defined in the Level 95 Report on National Semiconductor Part Numbers), as of the Closing Date or (ii) those products listed on
            Exhibit 1.24 which were historically manufactured by the National Memory Business Unit (but excluding DRAM and SRAM Memory Products).

      1.25 "National Copyright": Any copyright, whether or not registered, which is owned or controlled by or licensed to National.

      1.26 "National Foundry Product": A product manufactured by Fairchild for National under the Fairchild Foundry Services Agreement or Mil/Aero Wafer and Services Agreement in the Wafer Fabrication Facilities.

      1.27  "National": National Semiconductor Corporation and its Subsidiaries.


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      1.28  "National Intellectual Property": Any and all intellectual property owned or controlled by or licensed to National with a right to sublicense on the Closing Date.

      1.29 "National Trade Secret": A discovery, invention, process, design, method, instrument, system, test formula, computer program, data, data assembly or other trade secret owned or controlled by or licensed to National with a right to sublicense.

      1.30 "Permitted Designer": Any one or more of (i) National, (ii) Fairchild, (iii) any design house or designer that does not manufacture semiconductor devices, and (iv) any design house or designer that (1) does not manufacture or sell any semiconductor device which competes during the designated time period with a semiconductor device that National publicly markets and (2) is not an Affiliate of a Person that manufactures or sells any semiconductor device that competes during the designated time period with a semiconductor device that National publicly markets, wherein the designated time period is the period from the Closing Date through to the first commercial sale of the Derivative Product to which the design house or designer contributed pursuant to Section 1.14.

      1.31 "Person": An individual, partnership, joint venture, corporation, trust, estate, incorporated organization, government or any department or agency thereof, or other entity.

      1.32 "Public Information": Information publicly known, or contained in published data sheets, published specifications, published patents, and other published technical writings.

      1.33 "Subsidiary": Any corporation, partnership, joint venture or similar entity that is more than fifty percent (50%) owned or controlled by a Party; provided, however, that any such entity shall no longer be deemed a Subsidiary if such ownership or control ceases to exist.

      1.34 "Wafer Fabrication Facilities": The wafer fabrication facilities existing and owned by National at South Portland, Maine, excluding the 8-inch fabrication facility in South Portland of which National is retaining ownership, and at West Jordan, Utah, transferred to Fairchild from National pursuant to the Purchase Agreement.

2.0   LICENSES AND ASSIGNMENTS

      2.1   TRADEMARKS:

                  (a) National hereby assigns all of its right, title and
            interest, including associated goodwill, in Assigned Trademarks to Fairchild. National shall by the Closing Date execute and deliver to Fairchild all instruments necessary to execute and record the transfer of the Assigned Trademarks. National represents and warrants that to its Knowledge the U.S. trademarks set forth in
            Exhibit 1.5


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

            are free and clear of all liens, encumbrances and adverse claims and are free of all licenses to third parties except as set forth in
            Exhibit 2.1(a). At the Closing, National shall provide Fairchild with all of its files for each trademark registration or trademark registration application included under Assigned Trademarks. Fairchild assumes no obligation to prosecute, maintain, enforce or defend the Assigned Trademarks or to otherwise undertake any proceeding, judicial or otherwise, in reference to the Assigned Trademarks; provided, however, that if Fairchild determines to abandon any Assigned Trademark Fairchild shall give at least 90 days prior written notice to National and offer to assign such Assigned Trademark to National. National shall have notified Fairchild prior to the Closing Date of any judicial or administrative proceedings involving the Assigned Trademarks of which it has Knowledge including, but not limited to, (i) proceedings asserting infringement, invalidity or unenforceability and (ii) opposition, concurrent use or cancellation proceedings. National retains sole ownership of any rights in the name Fairchild Research Center.

                  (b) In a first transitional trademark license, subject to the terms of this Agreement, for any trademark owned or controlled by National that is not an Assigned Trademark but that is used in connection with a Business Product so as to be visible to customers without magnification (e.g., outside of the package), National hereby grants Fairchild a limited worldwide, paid-up, royalty-free, non-exclusive license under such trademarks to make, have made, use, offer for sale, promote, affix upon, import, package, sell or modify any Business Product. Fairchild shall have no right to sublicense such trademarks. This license under Section 2.1(b) is granted for transition purposes only and Fairchild agrees to use its Best Efforts to cease such use of National trademarks as soon as practicable, but not later than the second anniversary of the Closing Date.

                  (c) In a second transitional trademark license, subject to the terms of this Agreement, for any trademark owned or controlled by National that is not an Assigned Trademark but that is used in connection with a Business Product, National hereby grants Fairchild a limited worldwide, paid-up, royalty-free, non-exclusive license under such trademarks, limited to use of such trademark as embedded in Business Products, maskworks and Business Product-Specific Software, to design, develop, make, have made, use, offer for sale, promote, affix upon, import, package, sell or modify any Business Product. Fairchild shall have no right to sublicense such trademarks. This license under Section 2.1(c) is granted for transition purposes only and Fairchild agrees to use its Best Efforts to cease its own such use of National trademarks as soon as practicable, but not later than such time as the Business Product is discontinued or replaced with a redesigned version.

                  (d) In a third transitional trademark license, subject to the terms of this Agreement, for any trademark owned or controlled by National that is not an Assigned Trademark, National hereby grants Fairchild a limited worldwide, paid-up, royalty-free, non-exclusive license under such trademarks, limited to use of such trademark in customer specifications, drawings or similar documents


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

            referring to Business Products. This license under Section 2.1(d) includes a covenant by National not to sue Fairchild's customers for use of customer specifications, drawings or similar documents referring to Business Products that incorporate such National trademarks. The Parties acknowledge that it is in both of their interests to have such customer specifications, drawings or similar documents amended to remove, where commercially feasible, such National trademarks and replace them with corresponding Fairchild trademarks.

                  (e) Fairchild shall apply the trademarks licensed hereunder only in connection with Business Products manufactured in accordance with the standards of quality comparable to those employed by National prior to the Closing. With respect to Business Products associated with a trademark licensed hereunder, National shall have the right, not more often than annually, at reasonable times during normal business hours, and upon reasonable prior notice, to examine Business Products manufactured by Fairchild at Fairchild's facilities to confirm their compliance with the applicable standards of quality.

      2.2   PATENTS:

                  (a) Subject to the terms of this Agreement, including the
            exclusion set forth in this Section 2.2(a), National hereby grants to Fairchild a worldwide, paid-up, royalty-free, non-exclusive license under Licensed Patents to design, develop, make, have made, use, offer for sale, import, package, sell or modify any Business Product or Derivative Product for the life of the last to expire Licensed Patent. Fairchild shall have no right to sublicense Licensed Patents. This license to Fairchild excludes the right to use the ABIC Process. National assumes no obligation to prosecute, maintain, enforce or defend the Licensed Patents or to otherwise undertake any proceeding, judicial or otherwise, in reference to the Licensed Patents.

                  (b) National hereby assigns all its right, title and interest, including the right to sue for pre-Closing infringement, in Assigned Patents to Fairchild. National shall by the Closing Date execute and deliver, or cause to be executed and delivered by the inventor, to Fairchild all instruments necessary to execute and record the transfer of the Assigned Patents. National represents and warrants that to its Knowledge the Assigned Patents are free and clear of all liens, encumbrances and adverse claims and are free of all licenses to third parties except as set forth in Exhibit 2.2(b). For each Assigned Patent, National shall provide Fairchild, at the Closing, with all of its files (including without limitation the prosecution histories) or full and complete copies of such documents, at the Closing. Fairchild assumes no obligation to prosecute, maintain, enforce or defend the Assigned Patents or to otherwise undertake any proceeding, judicial or otherwise, in reference to the Assigned Patents. National has notified Fairchild prior to the Closing Date of any claims or judicial or administrative proceedings of which it has Knowledge involving the Assigned Patents including, but not limited to, (i) proceedings asserting infringement, invalidity, or unenforceability or (ii) opposition, nullification, interference, re-examination or reissue proceedings.


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

                  (c) Fairchild hereby grants to National a worldwide, paid-up, royalty-free, non-exclusive license under Assigned Patents for the life of the last to expire Assigned Patent. National shall have the right to grant sublicenses under its license to Assigned Patents solely to the extent necessary (i) for the operation of a joint venture in which National owns more than fifty percent (50%) of the controlling securities or other voting rights, (ii) for National to authorize third parties to second source National-designed products or (iii) for National to jointly develop products with third parties which are to be sold by National and/or a National development partner; provided, however, that nothing in this Section 2.2(c) shall be interpreted to modify National's obligations under the covenant not to compete set forth in Section 5.6 of the Purchase Agreement.

      2.3 MASKWORKS: Subject to the terms of this Agreement, National hereby grants to Fairchild an undivided interest in the Co-owned Maskworks while reserving an undivided interest for National. Neither Fairchild nor National shall have the right to sublicense any Co-owned Maskworks. In its use of the Co-owned Maskworks containing any National trademark, Fairchild's use of such a trademark shall be governed by Section 2.1(c); provided, however, that nothing in this
            Section 2.3 shall be interpreted to modify National's obligations under the covenant not to compete set forth in Section 5.6 of the Purchase Agreement, and provided further that National shall not license the right to use such Co-owned Maskworks in any manner competitive with any Business Product.

      2.4 TRADE SECRETS: Subject to the terms of this Agreement, National hereby grants to Fairchild a perpetual worldwide, paid-up, royalty-free, non-exclusive license under Licensed Trade Secrets to design, develop, make, have made, use, offer for sale, import, package, sell or modify any Business Product or Derivative Product. Fairchild shall have no right to sublicense Licensed Trade Secrets. This license to Fairchild excludes the right to use the ABIC Process. Fairchild warrants that it will not use any National trade secret that is not licensed under this Agreement unless such trade secret information is obtained independently by rightful means. National shall not disclose Licensed Trade Secrets to a third party without imposing on the third party confidentiality provisions substantially the same as those set forth in Section 5.0.

      2.5 COPYRIGHTS: National hereby grants to Fairchild an undivided interest in the Co-owned Copyrights while reserving an undivided interest for National. In its use of copyrighted material containing a National trademark or reference to National, Fairchild's such use shall be governed by Section 2.1. Purchase of embedded test or equipment or other tools sold under the Purchase Agreement will include any license originally purchased therewith or purchased at a later date for use with such tools, equipment or embedded test. Such licenses shall be accounted for as an asset and will be transferred under the Purchase Agreement.


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      2.6   PROCESSES UTILIZED IN THE FACILITIES: Subject to the terms of this
            Agreement, National hereby grants to Fairchild a worldwide, paid-up, royalty-free, non-exclusive license, without the right to sublicense, to conduct or use any Licensed Process.

      2.7 FOUNDRY-RELATED INTELLECTUAL PROPERTY: All discoveries, inventions and improvements to the ABIC Process made by Fairchild shall be owned by National.

      2.8 PRODUCT-SPECIFIC SOFTWARE: Subject to the terms of this Agreement, National hereby grants to Fairchild a worldwide, paid-up, royalty-free, non-exclusive license to use any Business Product-Specific Software which National is permitted to license without payment of any consideration to any third party other than any consideration for which Fairchild agrees to reimburse National.

3.0   NO IMPLIED LICENSES

      Except for the licenses expressly granted in this Agreement, neither Party grants to the other Party by implication, estoppel or otherwise any license or other right to any of its Intellectual Property. Neither Party grants any license or release expressly, by implication, by estoppel or otherwise to any third party.

4.0   INVENTIONS AND PATENT APPLICATIONS

      Subject to Section 2.0, any discovery, improvement or invention first conceived or reduced to practice, as such terms are used in U.S. patent law, by National or Fairchild personnel up to and including the Closing Date shall be the sole and exclusive property of National, and National shall retain any and all rights to file at its sole discretion any patent applications thereon. Subject to Section 2.0, any discovery, improvement or invention first conceived or reduced to practice by Fairchild personnel after the Closing Date shall be the sole and exclusive property of Fairchild, with respect to which, to the extent that the same is based on Licensed Technology and is first conceived or reduced to practice by Fairchild within one (1) year after the Closing Date, Fairchild grants to National a worldwide, non-exclusive, royalty-free license, without the right to grant sublicenses except as set forth in Section 6.2(g). Any discovery, improvement or invention first conceived or reduced to practice by National personnel after the Closing Date shall be the sole and exclusive property of National, with respect to which, to the extent that the same is related to the Business and is first conceived or reduced to practice by National within one (1) year after the Closing Date, National grants to Fairchild a worldwide, non-exclusive, royalty-free license, without the right to grant sublicenses. Subject to Section 2.0, in the event that personnel of National and Fairchild make joint discoveries, improvements or inventions, the same shall be jointly owned with each Party having the right to exploit and grant licenses in respect thereto and in respect to any patents arising therefrom, without accounting to the other Party.


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5.0   CONFIDENTIALITY

      5.1 Duty to Protect: Fairchild and National acknowledge that the Confidential Information may contain trade secrets and other sensitive information and agrees not to disclose or deliver to a third party any Confidential Information of the other Party, unless in connection with its business and provided that the third party executes a confidentiality agreement substantially the same as this
            Section 5.0 and agrees to a use restriction recognizing any limitations on Fairchild's sublicense rights. Fairchild and National further agree to prevent the unauthorized use, copying, dissemination, or publication of any Confidential Information by using at least the same degree of care (but no less than a reasonable degree of care) as it uses to protect its own Confidential Information and material of like nature.

      5.2 Exceptions: (i) Notwithstanding the above, this Agreement imposes no obligation on Fairchild with respect to information that is or becomes a matter of public knowledge through no fault of Fairchild, is rightfully received by Fairchild from a third party without a duty of confidentiality, is disclosed by National to a third party without a duty of confidentiality imposed upon the third party, or is independently developed by Fairchild; (ii) notwithstanding the above, this Agreement imposes no obligation on National with respect to information that is or becomes a matter of public knowledge through no fault of National, is rightfully received by National from a third party without a duty of confidentiality, is disclosed by Fairchild to a third party without a duty of confidentiality imposed upon the third party, or is independently developed by disclosure of any Confidential Information by Fairchild shall not be precluded if such disclosure is in response to a valid order of a court or other government body ("Order"), and if Fairchild promptly notifies National of the Order, and makes a good faith effort, at National's expense, to obtain a protective order requiring that any information disclosed under the Order remains confidential and be used only for the disclosure of any Confidential Information by National shall not be precluded if such disclosure is in response to an Order, and if National promptly notifies Fairchild of the Order, and makes a good faith effort to obtain a protective order requiring that any information disclosed under the Order remains confidential and be used only for the Order's purpose; (v) disclosure by Fairchild of any Assigned Patent shall not be precluded; and (vi) disclosure by either National or Fairchild of any Co-owned Maskwork shall not be precluded.

      5.3 Term: The confidentiality obligations of the Parties under this Agreement shall terminate with respect to any specific Confidential Information five (5) years from the date of receipt thereof.

6.0   REPRESENTATIONS & WARRANTIES; DISCLAIMERS; INDEMNITY

      6.1   REPRESENTATIONS & WARRANTIES

            National hereby represents that it has the right to make the license grants and


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

            assignments provided herein and otherwise to perform under this Agreement, and that such license grants and assignments do not violate or conflict with any agreement to which National or any of its Affiliates or subsidiaries is a party or by which any of them is bound.

      6.2   INDEMNIFICATION

                  (a) National shall indemnify, save and hold harmless
            Fairchild, its Affiliates and Subsidiaries and its and their respective officers, directors, employees and agents from and against any and all costs, losses, liabilities, damages, law suits, deficiencies, claims, demands, and expenses, including without limitation all amounts paid in investigation and attorney's fees, all net of all amounts recovered under insurance policies, if any, relating to the foregoing as well as all costs of enforcement of or collection upon this indemnification (herein "damages"), arising out of any breach of any representation, warranty or covenant of National contained herein.

                  (b) Fairchild shall indemnify, save and hold harmless
            National, its Affiliates and Subsidiaries and its and their respective officers, directors, employees and agents from and against any and all damages arising out of any breach of any representation, warranty or covenant of Fairchild contained herein.

                  (c) Subject to the limitations set forth in paragraphs (c)-(h)
            of this Section 6.2, National shall indemnify, save and hold harmless Fairchild, its Affiliates and Subsidiaries and its and their respective officers, directors, employees and agents from and against any and all damages (including, for purposes of this Section 6.2(c) only, damages resulting from profits lost or foregone, with such lost or foregone profits limited to profits from five (5) years of lost or foregone sales of each relevant product) arising out of any claims by a third party that the design, development, making, having made, use, offer for sale, import, package, sale or modification of (1) a Discrete Product satisfying clause (i) of
            Section 1.15 or a Derivative Product derived or based upon such a Discrete Product, (2) a Logic Product satisfying clause (i) of
            Section 1.23 or a Derivative Product derived or based upon such a Logic Product or (3) a Memory Product satisfying clause (i) of
            Section 1.24 or a Derivative Product derived or based upon such a Memory Product infringes any patent, patent application (in jurisdictions where patent applications can give rise to enforceable rights), copyright, maskwork or trade secret; provided, however, that such indemnification shall not apply to a Derivative Product if the infringement of a third party's Intellectual Property would have been avoided but for a post-Closing change in manufacturing or design.

                  (d) Infringements or other breaches of Intellectual Property belonging to third parties that occurred prior to the Closing Date, and any damages arising therefrom, are the sole responsibility of National and, for such pre-Closing infringements or breaches, National shall indemnify, save and hold harmless Fairchild, its Affiliates and Subsidiaries and its and their respective officers, directors, employees and agents from and against any and all damages arising out of any such claims of infringement.

                  (e) Fairchild agrees that upon its receipt of a claim giving rise to a claim for indemnity under Section 6.2(c), including, without limitation, receipt by it of any notification, communication, demand, assertion, claim, action, judicial proceeding, administrative proceeding, or other proceeding by any third party that Fairchild infringes or has misappropriated such a third party's Intellectual Property, Fairchild will give prompt written notice thereof to National.

                  (f) National's obligation to indemnify under Section 6.2(c)
            for claims of infringement of patents, patent applications, copyrights or maskworks or claims of misappropriation of trade secrets made by third parties is limited as follows:

                  (i) with respect to Intellectual Property asserted against Fairchild that is cross-licensed to National under National's cross-license agreements existing on the Closing Date, National shall indemnify for claims made during a term of three (3) years after the Closing Date; and

                  (ii) with respect to all other Intellectual Property asserted against Fairchild, National shall indemnify for claims made during a term of two (2) years after the Closing Date.

            For any claims for which National's obligation to indemnify is triggered during the respective indemnity term under Sections 6.2(f)(i) or 6.2(f)(ii), National shall indemnify for the enforceable life of the asserted patent, patent subsequently issuing on a patent application having enforceable rights, maskwork, copyright or trade secret. On or before the Closing Date National shall provide Fairchild with a copy of each cross-license agreement that it has with a third party as of the Closing Date. Such cross-license agreements are listed in Exhibit 6.2(f) and shall be treated by Fairchild as National Confidential Information.

                  (g) National shall have the right, at its own cost and
            expense, to contest and defend by all appropriate legal proceedings any claim with respect to which it is called upon to indemnify Fairchild under the terms of this Section 6.2, and any such contest or defense may be conducted in the name and on behalf of Fairchild and/or National, as may be appropriate. Fairchild shall provide all reasonable information and assistance, at National's sole expense, as National may request, including, if commercially reasonable, redesigning Fairchild's products to make them non-infringing. The commercial reasonableness of a redesign of a product includes, without limitation, the retention of all performance features that materially affect the marketability of the product, the lack of any material affect on Fairchild's ability to obtain orders and to obtain and retain customers for the product, and the avoidance of any material increased manufacturing costs. National shall be permitted to settle such claims, upon reasonable prior notice to Fairchild, at its sole expense, provided Fairchild shall have no obligation for future expense or payment and provided that the settlement agreement shall not result in any requirement that Fairchild cease, alter (except for a redesign provided for by this Section 6.2(g)) or curtail the manufacturing, importation, marketing or sale of any product. Fairchild shall have the right, but not the obligation, to participate in such legal proceedings with counsel of its own selection and at its own expense. Fairchild agrees that National shall be authorized in the settlement of such claims to grant licenses under patents owned or controlled by Fairchild, provided that Fairchild receives from the licensee of such patents a reciprocal patent license of comparable weight and scope.

                  (h) Fairchild shall not solicit, directly or indirectly,
            claims or actions by Intellectual Property holders during the respective indemnity terms under Sections 6.2(f)(i) or 6.2(f)(ii). In the event Fairchild initiates an Intellectual Property claim (including, without limitation, a unilateral offer of license) against a third party, National shall not be obligated to provide any indemnity hereunder to a counterclaim or similar action asserting infringement initiated by the third party after receiving Fairchild's claim. Disclosures made in accordance with Section 7.12 (Publicity) shall not be deemed solicitations limited by this
            Section 6.2(h).

      6.3 National represents and warrants that it has provided Fairchild through assignment or license with all National Intellectual Property needed to make all Business Products and carry out all Licensed Processes as National made them as of the Closing Date.

      6.4   DISCLAIMERS

            EACH PARTY HEREBY DISCLAIMS MAKING ANY REPRESENTATIONS OR WARRANTIES RELATING TO THE SUBJECT MATTER HEREOF, WHETHER ARISING BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THOSE SET FORTH IN THIS AGREEMENT.

7.0   GENERAL

      7.1 EFFECTIVE DATE: This Agreement shall become effective on the Closing Date.

      7.2 AMENDMENT: This Agreement may be modified only by a written document signed by duly authorized representatives of the Parties.

      7.3 FORCE MAJEURE: A Party shall not be liable for a failure or delay in the performance of any of its obligations under this Agreement where such failure or delay is the result of conditions beyond the control of said Party, such as fire, flood, or other natural disaster, act of God, war, embargo, riot, labor dispute, or the intervention of any government authority, providing that the Party failing in or delaying its performance immediately notifies the other Party of its inability to perform and states the reason for such inability.

      7.4 ASSIGNMENT: Neither this Agreement, nor any of its rights, interests or obligations, may be assigned by a Party without the prior written consent of the other Party; provided, however, that Fairchild may assign its rights hereunder as collateral security to any financial institution providing financing to consummate the transactions contemplated by the Purchase Agreement or any financial institution through which such financing is refunded, replaced or refinanced and any of the foregoing may assign Fairchild's rights hereunder in connection with a sale of FSC Semiconductor Corporation, Fairchild or the business in the form then being conducted by Fairchild substantially as an entirety. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of each Party.

      7.5 COUNTERPARTS: This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      7.6 CHOICE OF LAW: This Agreement, and the rights and obligations of the Parties hereto, shall be interpreted and governed in accordance with the laws of the State of California, without giving effect to its conflicts of law provisions, and any litigation concerning this Agreement shall be brought within the courts located therein.

      7.7 WAIVER: Should either of the Parties fail to exercise or enforce any provision of this Agreement, or waive any right in respect thereto, such failure or waiver shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce any other provision or right.

      7.8 SEVERABILITY: If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent, unless the deletion of such provision shall cause this Agreement to become materially adverse to any Party, in which event the Parties shall use their respective Best Efforts to arrive at an accommodation which best preserves for the Parties the benefits and obligations of the offending provision.

      7.9 LIMITATION OF LIABILITY: EXCEPT AS SET FORTH IN THIS AGREEMENT IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE OTHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR THE FURNISHING, PERFORMANCE, OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE, REGARDLESS OF WHETHER THE NONPERFORMING PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR NOT.

      7.10 EFFECT OF HEADINGS: The headings and sub-headings contained herein are for information purposes only and shall have no effect upon the intended purpose or interpretation of the provisions of this Agreement.

      7.11 INTEGRATION: This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and integrates all prior discussions and proposals (whether oral or written) between them related to the subject matter hereof.

      7.12 PUBLICITY: Neither Party shall, without the approval of the other Party, make any press release or other public announcement concerning the terms of the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law, in which case such Party shall use its Best Efforts to advise the other Party thereof and the Parties shall use their Best Efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to (a) implement the provisions of this Agreement or (b) comply with accounting and Securities and Exchange Commission disclosure obligations. The Parties will each provide the other Party with a reasonable opportunity to review and comment on any references to that other Party made in a proposed public disclosure document (and shall not include any such references to that other Party in the public disclosure document without the written consent of that other Party, which consent shall not be unreasonably withheld or delayed) in any written materials that are intended to be filed with the Securities and Exchange Commission in connection with obtaining financing or intended to be distributed to prospective purchasers pursuant to an offering made under Rule 144A promulgated under the Securities Act of 1933 in connection with obtaining financing.

      7.13 NO PARTNERSHIP OR AGENCY CREATED: The relationship of National and Fairchild shall be that of independent contractors only. Nothing in this Agreement shall be construed as making one Party an agent or legal representative of the other or otherwise as having the power or authority to bind the other in any manner.

      7.14 BINDING EFFECT: This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the Parties hereto and to their respective successors and assigns.

      7.15 NO INTERPRETATION BASED ON PRIOR DRAFTS: Both Parties acknowledge that the drafts of this Agreement, and any changes made from one draft to another, have no probative value in interpreting the intent of the Parties. Both Parties agree that neither will rely on the drafts of this Agreement, and any changes made from one draft to another, to assert an interpretation of this Agreement.

      7.16 FURTHER ASSURANCES. Each Party shall cooperate and take such action as may be reasonably requested by another Party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

      7.17 EXPORT CONTROL: The Parties shall comply with any and all export regulations and rules now in effect or as may be issued from time to time by the Office of Export Administration of the United States Department of Commerce or any other governmental authority which has jurisdiction relating to the export of technology from the United States of America.

      7.18 NOTICES: Any notice to be made in connection with any right or obligation arising under this Agreement, shall be provided by registered mail, telegram, facsimile or telex by one Party to the other at the following addresses. Said notices shall be deemed to be effective upon receipt by the receiving Party thereof.

            National: National Semiconductor Corporation
                                2900 Semiconductor Drive
                                P.O. Box 58090
                                M/S 16-135 (Attn:  General Counsel)
                                Santa Clara, CA  95052-8090
                                FAX:  (408) 733-0293

            Fairchild: Fairchild Semiconductor Corporation
                                333 Western Avenue
                                South Portland, ME 04106
                                FAX:  (207) 761-6020
                                Attention:  General Counsel

      Either Party may change its address by written notice given to the other Party in the manner set forth above. Notices given as herein provided shall be considered to have been given seven (7) days after the mailing thereof.

      IN WITNESS WHEREOF, The Parties have had this Agreement executed by their respective authorized officers on the date written below. The persons signing warrant and represent that they are duly authorized to sign for and on behalf of the respective Parties.

By and on behalf of             By and on behalf of
NATIONAL SEMICONDUCTOR          FAIRCHILD SEMICONDUCTOR
CORPORATION                     CORPORATION


By: /s/ John M. Clark III       By: /s/ Joseph R. Martin
   --------------------------      --------------------------

Its: Senior V.P                 Its: Executive V.P.

Date: March 11, 1997            Date: March 11, 1997

                                   EXHIBIT 1.1
                  PATENTS CLAIMING ASPECTS OF THE ABIC PROCESS

                         ABiC Definition and Exclusions
                                   Exhibit 1.1


--------------------------------------------------------------------------------
      Process Name                         Process Description
--------------------------------------------------------------------------------
ABIC 2LM                  ABiC-4 with two layers of metal, for use in RF
                          products.  0.8u BiCMOS
--------------------------------------------------------------------------------
ABIC 2L ABiC-4 with two layers of metal, with a mid-flow inventory point for subsequent ASIC personalization.  0.8u BiCMOS
--------------------------------------------------------------------------------
ABIC 3L ABiC-4 with three layers of metal, with a mid-flow inventory point for subsequent ASIC personalization.  0.8u BiCMOS
--------------------------------------------------------------------------------
ABIC4L ABiC-4 with four layers of metal, with a mid-flow inventory point for subsequent ASIC personalization.  0.8u BiCMOS
--------------------------------------------------------------------------------
ABIC5 2L                  ABiC-5 with two layers of metal and 0.5u, three
                          sided emitter, for use in RF products. CMOS remains at 0.8u.
--------------------------------------------------------------------------------

All wafer processes utilizing bipolar transistors have self-aligned poly silicon emitters in combination with the formation of a reacted layer of metal-silicide over the base and emitter, and combination with CMOS processes shall be considered restricted.

                                   EXHIBIT 1.3
                                ASSIGNED PATENTS

                       Patents to be assigned to Fairchild

--------------------------------------------------------------------------------
Patent No.  Title
----------  -----
--------------------------------------------------------------------------------
207,858     Increased-Density flash eprom that requires less area to the metal bit line to drain contacts
--------------------------------------------------------------------------------
363,489     N-IN-1 Device river
--------------------------------------------------------------------------------
404,510     Flash EEPROM memory system for low voltage operation and method
--------------------------------------------------------------------------------
449,564     Flash memory having segmented array for improved operation
--------------------------------------------------------------------------------
512,873     Apparatus for measuring process induced overstress using a single ploy transistor with a floating gate
--------------------------------------------------------------------------------
572,070     Method for detecting read errors, correcting single bit read errors and reportion multiple bit read errors
--------------------------------------------------------------------------------
654,103     Low voltage electrically erasable non volatile memory cell
--------------------------------------------------------------------------------
713,827     Power-on reset circuit with zero standby and leakage compensation
--------------------------------------------------------------------------------
4,253,059   EPROM Reliability Test Circuit
--------------------------------------------------------------------------------
4,255,670   Transistor logic tristate output with feedback
--------------------------------------------------------------------------------
4,272,774   Self-aligned floating gate memory and method of manufacture
--------------------------------------------------------------------------------
4,287,433   Transistor logic tri-state device with reduced power dissipation
--------------------------------------------------------------------------------
4,300,398   Apparatus for measuring deflection of a blade upon application of force thereto
--------------------------------------------------------------------------------
4,311,927   Transistor logic tri-state device with reduced output capacitance
--------------------------------------------------------------------------------
4,321,490   Transistor logic output for reduced power consumption and increased speed
--------------------------------------------------------------------------------
4,330,723   Transistor logic output device for diversion of miller current
--------------------------------------------------------------------------------
4,334,157   Data latch with enable signal
--------------------------------------------------------------------------------
4,355,455   Method of manufacture for self-aligned floating gate memory cell
--------------------------------------------------------------------------------
4,357,687   Adaptive word line pull down
--------------------------------------------------------------------------------
4,364,977   Automatic self-adjusting processing apparatus
--------------------------------------------------------------------------------
4,377,857   Electrically erasable programmable read only memory
--------------------------------------------------------------------------------
4,393,473   Random access memory preset circuitry
--------------------------------------------------------------------------------
4,393,476   Random access memory dual word fine recovery circuitry
--------------------------------------------------------------------------------
4,404,080   Molded plating mask
--------------------------------------------------------------------------------
4,423,491   Self-refreshing memory cell
--------------------------------------------------------------------------------
4,435,786   Self-refreshing memory cell
--------------------------------------------------------------------------------
4,441,172   Semiconductor memory byte clear circuit
--------------------------------------------------------------------------------
4,442,509   Bit line powered translinear memory cell
--------------------------------------------------------------------------------
4,442,510   Semiconductor memory byte clear circuit
--------------------------------------------------------------------------------
4,445,205   Semiconductor memory core programming circuit
--------------------------------------------------------------------------------
4,469,723   Plating Control System
--------------------------------------------------------------------------------
4,477,885   Current dump circuit for bipolar memory cell
--------------------------------------------------------------------------------
4,481.430   Power supply threshold activation circuit
--------------------------------------------------------------------------------
4,488.350   Synchronous sense amplifier
--------------------------------------------------------------------------------
4,498,638   Apparatus for maintaining reserve bonding wire
--------------------------------------------------------------------------------
4,519,076   Memory core testing system
--------------------------------------------------------------------------------

                       Patents to be assigned to Fairchild

--------------------------------------------------------------------------------
Patent No.  Title
----------  -----
--------------------------------------------------------------------------------
4,543,595   Bipolar memory cell
--------------------------------------------------------------------------------
4,578,594   Circuit and method for split blas enable/inhibit memory operation
--------------------------------------------------------------------------------
4,581,550   TTL tri-state device with reduced output capacitance
--------------------------------------------------------------------------------
4,581,672   Internal high voltage (Vpp) regulator for integrated circuits
--------------------------------------------------------------------------------
4,594,493   Method and apparatus for forming ball bonds
--------------------------------------------------------------------------------
4,622,575   Integrated circuit bipolar memory cell
--------------------------------------------------------------------------------
4,624,046   Oxide isolation process for standard ram/prom and lateral pnp cell ram
--------------------------------------------------------------------------------
4,649,297   TTL circuits generating complementary signals
--------------------------------------------------------------------------------
4,654,549   Transistor-transistor logic to emitter coupled logic translator
--------------------------------------------------------------------------------
4,661,727   Multiple phase-splitter TTL output circuit with improved drive characteristics
--------------------------------------------------------------------------------
4,677,320   Emitter coupled logic to transistor logic translator
--------------------------------------------------------------------------------
4,680,613   Low impedance package for integrated circuit die
--------------------------------------------------------------------------------
4,685,631   Apparatus for feeding bonding wire
--------------------------------------------------------------------------------
4,727,269   Temperature compensated sense amplifier
--------------------------------------------------------------------------------
4,745,580   Variable clamped memory cell
--------------------------------------------------------------------------------
4,771,191   TTL to ECL translator
--------------------------------------------------------------------------------
4,798,305   Adjustable shipping tray
--------------------------------------------------------------------------------
4,817,051   Expandable multi-port random access memory
--------------------------------------------------------------------------------
4,853,646   Temperature compensated bipolar circuits
--------------------------------------------------------------------------------
4,868,424   TTL circuit with increased transient drive
--------------------------------------------------------------------------------
4,903,087   Schottky barrier diode for alpha particle resistant static random access
--------------------------------------------------------------------------------
4,908,328   High Voltage Power IC Process
--------------------------------------------------------------------------------
4,926,383   BiCMOS write recovery circuit
--------------------------------------------------------------------------------
4,931,665   Master slave voltage reference circuit
--------------------------------------------------------------------------------
4,943,741   ECL/CML emitter follower current switch curcuit
--------------------------------------------------------------------------------
4,945,263   TTL to ECL/CML translator circuit with differential output
--------------------------------------------------------------------------------
4,945,265   ECL/CML pseudo-rail circuit, cutoff driver circuit, and latch circuit
--------------------------------------------------------------------------------
4,947,058   Transient Performance Enhancement
--------------------------------------------------------------------------------
4,958,090   Non-current hogging dual phase splitter TTL circuit
--------------------------------------------------------------------------------
4,961,010   Output buffer for reducing switching induced noise
--------------------------------------------------------------------------------
4,963,767   Two-level multiplexer
--------------------------------------------------------------------------------
4,972,104   TTL totem pole anti-simultaneous conduction circuit
--------------------------------------------------------------------------------
4,988,898   High speed ECL/CML to TTL translator circuit
--------------------------------------------------------------------------------
4,988,899   TTL gate current source controlled overdrive and clamp circuit
--------------------------------------------------------------------------------
4,996,452   ECL/TTL Tristate Buffer
--------------------------------------------------------------------------------
4,999,812   Architecture for a flash erase EEPROM memory
--------------------------------------------------------------------------------
5,013,938   ECL cutoff driver circuit with reduced standby power dissipation
--------------------------------------------------------------------------------
5,013,941   TTL to ECL/CML translator circuit
--------------------------------------------------------------------------------
5,016,214   Memory cell with separate read and write paths and clamping transistors
--------------------------------------------------------------------------------
5.021.687   High speed inverting hysteresis TTL buffer curcuit
--------------------------------------------------------------------------------

                       Patents to be assigned to Fairchild

--------------------------------------------------------------------------------
Patent No.  Title
----------  -----
--------------------------------------------------------------------------------
5,025,179   ECL clamped cutoff driver circuit
--------------------------------------------------------------------------------
5,029,280   ECL circuit for resistance and temperature bus drop compensation
--------------------------------------------------------------------------------
5,032,743   Skew clamp
--------------------------------------------------------------------------------
5,034,632   High speed TTL buffer circuit and line driver
--------------------------------------------------------------------------------
5,036,222   Output buffer circuit with output voltage sensing for reducing switching
--------------------------------------------------------------------------------
5,041,721   Machine for counting IC parts in a shipping rail
--------------------------------------------------------------------------------
5,045,729   TTL/ECL Translator Circuit
--------------------------------------------------------------------------------
5,049,763   Anti-noise circuits
--------------------------------------------------------------------------------
5,051,623   TTL tristate circuit for output pulldown transistor
--------------------------------------------------------------------------------
5,051,690   Apparatus and method for detecting vertically propolgated defects in integrated circuits
--------------------------------------------------------------------------------
5,051,986   Asynchronous priority select logic
--------------------------------------------------------------------------------
5,058,067   Individual bit line recovery circuits
--------------------------------------------------------------------------------
5,056,864   Monophase logic
--------------------------------------------------------------------------------
5,015,224   Low noise integrated circuit and leadframe
--------------------------------------------------------------------------------
5,075,885   ECL eprom with CMOS programming
--------------------------------------------------------------------------------
5,081,374   Output buffer circuit with signal feed forward for reducing switching induced
--------------------------------------------------------------------------------
5,087,841   TTL to CMOS translating circuits without static current
--------------------------------------------------------------------------------
5,092,774   Mechanically complaint high frequency electrical connector
--------------------------------------------------------------------------------
5,101,124   ECL to TTL translator circuit with improved slow rate
--------------------------------------------------------------------------------
5,101,153   PIN electronics test circuit for ic device testing
--------------------------------------------------------------------------------
5,103,118   High speed anti-undershoot and anti-overshoot circuit
--------------------------------------------------------------------------------
5,118,974   Tristate circuits with fast and slow OE signals
--------------------------------------------------------------------------------
5,132,577   High speed passgate, latch and flip-flop circuits
--------------------------------------------------------------------------------
5,134,315   Synchronous counter terminate count output circuit
--------------------------------------------------------------------------------
5,144,171   High speed differential-feedback cascade sense amplifier
--------------------------------------------------------------------------------
5,153,456   TTL output buffer with temperature compensated Vo clamp circuit
--------------------------------------------------------------------------------
5,173,621   Transceiver with Isolated power rails for ground bounce reduction
--------------------------------------------------------------------------------
5,184,034   State-dependent discharge path circuit
--------------------------------------------------------------------------------
5,204,554   Partial isolation of power rails for output buffer circuits
--------------------------------------------------------------------------------
5,218,243   BiCMOS TTL output buffer circuit with reduced power dissipation
--------------------------------------------------------------------------------
5,220,212   Single Level BiPolar ECL Flip Flop
--------------------------------------------------------------------------------
5,223,745   Power down Miller Killer circuit
--------------------------------------------------------------------------------
5,227,680   ECL/TTL Translator Circuit
--------------------------------------------------------------------------------
5,233,237   BiCMOS output buffer noise reduction circuit
--------------------------------------------------------------------------------
5,239,270   Water Level Reliability Contact Test Structure and Method
--------------------------------------------------------------------------------
5,248,520   Solder finishing planar leaded flat package integrated circuit leads
--------------------------------------------------------------------------------
5,256,914   Short circuit protection circuit and method for output buffers
--------------------------------------------------------------------------------
5,256,916   TTL to CMOS translating input buffer circuit with dual thresholds for high dynamic current and low static current
--------------------------------------------------------------------------------

                       Patents to be assigned to Fairchild

--------------------------------------------------------------------------------
Patent No.  Title
----------  -----
--------------------------------------------------------------------------------
5,258,665   AC Miller-Killer circuit for LZ transitions
--------------------------------------------------------------------------------
5,289,056   BiCMOS input buffer circuit with integral passgate
--------------------------------------------------------------------------------
5,310,055   Magazine and shipping tray for lead frames
--------------------------------------------------------------------------------
5,323,068   Lower power low temperature ECL output driver circuit
--------------------------------------------------------------------------------
5,331,224   ICCT leakage current interrupter
--------------------------------------------------------------------------------
5,338,978   Full swing power down buffer circuit with multiple power supply isolation
--------------------------------------------------------------------------------
5,346,842   Method of making alternate metal/source virtual ground flash EPROM cell array
--------------------------------------------------------------------------------
5,357,471   Fault locator architecture and method for memories
--------------------------------------------------------------------------------
5,359,301   Process-, temperature-, and voltage-compensation for ECL delay cells
--------------------------------------------------------------------------------
5,359,301   Process- temperature and voltage compensation for ECL delay cells
--------------------------------------------------------------------------------
5,365,479   Row decoder and driver with switched-bias bulk regions
--------------------------------------------------------------------------------
5,367,645   Modified interface for parallel access EPROM
--------------------------------------------------------------------------------
5,371,030   Method of fabricating field oxide isolation for a contactless flash
            EPROM array
--------------------------------------------------------------------------------
5,379,254   Asymmetrical alternate metal virtual ground EPROM array
--------------------------------------------------------------------------------
5,379,302   ECL test access port with low power control
--------------------------------------------------------------------------------
5,381,061   Overvoltage tolerant output buffer circuit
--------------------------------------------------------------------------------
5,397,725   Method of controlling oxide thinning in an EPROM or flash memory array
--------------------------------------------------------------------------------
5,408,147   VCC translator circuit
--------------------------------------------------------------------------------
5,412,238   Source coupling, split-gate, virtual ground flash EEPROM array
--------------------------------------------------------------------------------
5,418,474   Circuit for reducing transient simultaneous conduction
--------------------------------------------------------------------------------
5,449,633   Method for fabricating an ultra-high-density alternate metal virtual ground ROM
--------------------------------------------------------------------------------
5,455,732   Buffer  protection against output-node voltage excursions
--------------------------------------------------------------------------------
5,463,332   Multiple differential input ecl or/nor-gate
--------------------------------------------------------------------------------
5,482,819   Photolithographic process for reducing repeated defects
--------------------------------------------------------------------------------
5,489,861   High power, edge controlled output buffer
--------------------------------------------------------------------------------
5,497,475   Configurable integrated circuit having true and shadow EPROM registers
--------------------------------------------------------------------------------
5,508,642   Series gated emitter coupled logic circuit providing closely spaced output voltages
--------------------------------------------------------------------------------
5,517,459   Memory with multiple erase modes
--------------------------------------------------------------------------------
5,521,789   BiCMOS electrostatic discharge protection circuit
--------------------------------------------------------------------------------
5,576,988   Secure Non volatile memory array
--------------------------------------------------------------------------------
NS3222      Serial Input automatic block skipping feature
--------------------------------------------------------------------------------
NS3345      Reset Stretcher
--------------------------------------------------------------------------------
NS3435      Automated Dynamic Threshold
--------------------------------------------------------------------------------
NS3436      Overvoltage tolerant CMOS transfer gate
--------------------------------------------------------------------------------
NS3477      EEPROM programming voltage switch for two arrays on a single die
--------------------------------------------------------------------------------
NS3514      A field coupled gate BUS architecture using trench
--------------------------------------------------------------------------------
Total       151
--------------------------------------------------------------------------------

                                   EXHIBIT 1.5
                               ASSIGNED TRADEMARKS

REP513G                                         LIMBACH AND                  H L.L.P.                           DRAFT
REPORT DATE           EP-96        TRADEMARK PROPER___________ NATIONAL SEMICONDUCTOR CORPORATION

                                      APPLN #       REG  #        AFFID DATE
FILE NUMBER  TRADEMARK    COUNTRY     FILE DATE     REG DATE      REN DATE   CLASS    GOODS DESCRIPTION       COMMENTS
------------------------------------------------------------------------------------------------------------------------
            [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 1.13
                               CO-OWNED MASKWORKS

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                             Exhibit 1.15 (partial)

                 Historical, Obsoleted Discrete Product/Families

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                                  EXHIBIT 1.18
                              NATIONAL'S KNOWLEDGE

Donald MacLeod
John M. Clark, III
Richard D. Crowley
Tom Humphrey
Mark Grant

                                  EXHIBIT 1.19
                                LICENSED PATENTS

                   Patents to be licensed by NSC to Fairchild

         [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

                                  EXHIBIT 1.20
                         HISTORICALLY UTILIZED PROCESSES

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                               Licensed Processes

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                                  Exhibit 1.20

                         Historical, inactive processes

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                             Exhibit 1.23 (partial)

                       Historical, Logic Products/Families

ID                                        Family
--                                        ------

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                             Exhibit 1.24 (partial)

                 Historical, Obsoleted Memory Products/Families

Products
--------

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                                 Exhibit 2.1(a)

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                                 EXHIBIT 6.2(f)

                            CROSS-LICENSE AGREEMENTS

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]